UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  June 25, 2004
         (Date of Earliest Event Reported:  June 25, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


         Delaware            1-14365             76-0568816
     (State or other     (Commission File     (I.R.S. Employer
     jurisdiction of         Number)         Identification No.)
     incorporation or
      organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 7.   Financial Statements and Exhibits
          ---------------------------------
          (c)  Exhibits.

               Exhibit
               Number     Description
               -------    -----------
                99.A      Notice Concerning Participant's Rights
                          Under El Paso Corporation Retirement
                          Savings Plan.

Item 11.  Temporary  Suspension  of  Trading  Under  Registrant's
          Employee Benefit Plans
          -------------------------------------------------------
     We have not yet filed our 2003 Annual Report on Form 10-K and our Periodic Report on Form 10-Q for the first quarter of 2004. In light of this, the El Paso Corporation Retirement Savings Plan (the "Plan") has temporarily suspended the ability of participants (including our executive officers) to make additional investments in the company stock fund, which invests in shares of our common stock under the plan, effective immediately. Participants in the Plan temporarily are suspended from making future contributions to the company stock fund or transferring amounts from other Plan investment funds to the company stock fund. This temporary suspension does not affect the participant's ability to maintain current investments in the company stock fund or transfer funds out of the company stock fund to other Plan investments (subject to any insider trading restrictions). This temporary suspension will remain in effect until we become current with our Securities Exchange Act filings. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission's Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, the Retirement Savings Plan Committee transmitted a notice of blackout to the participants in the Plan (including our executive officers). The notice is furnished as Exhibit 99.A to this Current Report on Form 8-K and is incorporated herein by reference.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:    /s/ D. Dwight Scott
                                 ---------------------------
                                       D. Dwight Scott
                                   Executive Vice President
                                  and Chief Financial Officer
                                 (Principal Financial Officer)

Dated:  June 25, 2004


                           EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
        99.A      Notice Concerning Participant's Rights Under
                  El Paso Corporation Retirement Savings Plan.